EXHIBIT 21

Fidelity National Financial, Inc.

All companies- 10K list
As of 12/31/04

1 Stop Cyber Mall, Inc.	New York

2027267 Ontario Inc.	Canada

Adnoram Settlement Agency of Ohio, LLC (50.1%)	Ohio

Advanced Check, Inc.	Delaware

Aero Records & Title Co.	Oklahoma

AIS Alamo Insurance Services, Inc.	California

Alamo Title Company	Texas

Alamo Title Company of Brazoria County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Harris County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Tarrant County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title Holding Company	Texas

Alamo Title Insurance	Texas

Alamo Title of Guadalupe County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title of Travis County, Inc.	Texas
(d/b/a Alamo Title Company)

Alexander Title Agency, Incorporated	Virginia

Alliance Title Agency, Ltd. (5.09%)	Ohio

All Counties Courier, Inc. (10%)	California

ALLTEL Servicios de Informacion (Costa Rica) S.A.	Costa Rica

Amarillo Data, Inc. (50%)	Texas

American Document Services, Inc.	California

American Exchange Services, Inc.	Delaware

American Investment Properties, LLC	Delaware

American Research Services LLC	Colorado

Amtitle Company	California

ANFI, LLC	California

ANFI Holding, LLC	Delaware

Antelope Valley Escrow Co.	California

APTIC.COM, Inc.	Florida

APTIC National Flood Certification Company	Florida

APTIC National Tax Service Company	Florida

APTItude.com, Inc.	Florida

APTItude Solutions, Inc.	Florida

Arizona Sales and Posting, Inc.	Arizona

A.S.A.P. Legal Publication Services, Inc.	California

AssetLink Financial Corporation	Colorado

Aurum Technology Inc.	Delaware

BancServ, Inc.	California

Bankers Title of Northwest Indiana, LLC (5%)	Indiana

Baton Rouge Title Company, Inc.	Louisiana

BenchMark Consulting International NA, Inc.	Georgia

BenchMark Consulting International Europe GmbH	Germany

BHC&M, Ltd.	Virginia

Builders Affiliated Mortgage Services (40% Partnership)	Florida

Burnet Title of Indiana, LLC (25%)	Indiana

BW Images, Inc.	Alabama

Capitol Abstract and Title Company (50%)	Oklahoma

Castle Escrow Holdings, LLC.	California

CATCO, Inc. (50%)	Oklahoma

CBS Acquisition, LLC	Delaware

Chase Vehicle Exchange, Inc.	Delaware

Chelsea Title Company	Florida

Chicago Heritage Insurance Services, Inc.	California

Chicago Land Agency Services, Inc. (52%)	Illinois

Chicago Title Agency of Nevada, Inc.	Nevada

Chicago Title and Trust Company	Illinois

Chicago Title Company	California

Chicago Title Company of Washington	Washington
(d/b/a Chicago Title Company, Island Division)

Chicago Title Exchange Accommodator, Inc.	California

Chicago Title Insurance Company	Missouri

Chicago Title Insurance Company of Oregon	Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)	Puerto Rico

Chicago Title Land Trust Company	Illinois

Chicago Title of Colorado, Inc.	Colorado

Chicago Title of Michigan, Inc.	Michigan

Chicago Title of the Florida Keys, Inc. (85%)	Florida

Clear Par, LLC	New York

Commerce Land Title Agency, LLC (50%)	Ohio

Commonwealth Title Company	Washington

Community Title Company (51%)	California

Comprehensive Closing Services, LLC	Michigan

Computer Consultants Corporation	Utah

Comstock Net Services, Inc.	Delaware

Construction Disbursements LLC	Oregon

Covansys Corporation (29%)	Michigan

C-TEQ, Inc.	Oklahoma

CT/Nevada Holding Company	Nevada

Dallas-Fidelity National Title Agency, Inc.	Texas
(d/b/a Fidelity National Title Agency, Inc.)

Dallas Seven Index, Inc. (14.3%)	Texas

Decatur Title Company L.L.C.	Illinois

DFCU Financial Title Agency, L.L.C.	Michigan

Diversified Title Agency, LLC (50.1%)	Ohio

DPN, Incorporated	Nevada

DPSC Acquisition Corp.	Georgia

Duxford Escrow, Inc. (51%)	California

Eastern Financial Systems, Inc.	Pennsylvania

Eastern Software Corporation	Pennsylvania

EC Purchasing.com, Inc.	Delaware

Ecosearch Environmental Resources, Inc.	Indiana

Emerald Mortgagee Assistance Company, LLC	Colorado

Ensite Corporation of Denver	Colorado
(d/b/a ENFO Corporation; and ENTRAC Corporation)

e-PROFILE Holdings, Inc.	Delaware

Equavant (UK) Ltd.	United Kingdom

Equity Residential Mortgage Company, LLC (50%)	Arizona

E/RISK Information Services	California

Executive Direct, Inc.	California

Executive Title Agency Corp.	Ohio

Fidelity Affiliates, LLC	Florida

Fidelity Asset Management, Inc. (Arizona)	Arizona

Fidelity Asset Management, Inc. (California)	California

Fidelity Express Network, Inc.	California

Fidelity Fulfillment Center, LLC (51%)	Delaware

Fidelity Fulfillment Services, Inc.	Delaware

Fidelity Global Solution Costa Rica, S.A.	Costa Rica

Fidelity Information Services Canada Limited	Canada

Fidelity Information Services (France) SARL	France

Fidelity Information Services (Germany) GmbH	Germany

Fidelity Information Services German Holdings, C.V.	Netherlands

Fidelity Information Services (Greece) S.A.	Greece

Fidelity Information Services Holdings, B.V.	Netherlands

Fidelity Information Services Holdings GmbH	Germany

Fidelity Information Services (Hong Kong) Limited	Hong Kong

Fidelity Information Services, Inc.	Arkansas

Fidelity Information Services International Holdings C.V.	Netherlands

Fidelity Information Services International Holdings, Inc.	Delaware

Fidelity Information Services International, Ltd.	Delaware

Fidelity Information Services Limited	United Kingdom

Fidelity Information Services (Netherlands) B.V.	The Netherlands

Fidelity Information Services (New Zealand) Limited	New Zealand

Fidelity Information Services (Poland) Sp.Z.o.o.	Poland

Fidelity Information Services Taiwan Company Limited	Taiwan

Fidelity Information Services (Thailand) Limited	Thailand

Fidelity Inspection & Consulting Services, Inc.	Pennsylvania

Fidelity International Resource Management, Inc.	Delaware

Fidelity National Agency of Arizona, Inc. (51%)	Arizona

Fidelity National Agency Sales and Posting	California

Fidelity National Asset Management Solutions, Inc.	Colorado

Fidelity National Builder Services, LLC	California

Fidelity National Claims Services, Inc.	California

Fidelity National Company of Northern California	California

Fidelity National Credit Services, Inc.	New York

Fidelity National Field Services, Inc.	Delaware

Fidelity National Foreclosure Solutions, Inc.	Delaware

Fidelity National Home Warranty Company	California

Fidelity National Indemnity Insurance Company	Texas

Fidelity National Information Services, Inc.	Delaware

Fidelity National Information Solutions, Inc.	Delaware

Fidelity National Information Solutions Canada, Inc.	Canada

Fidelity National Insurance Company	California

Fidelity National Insurance Services, Inc.	Arizona

Fidelity National Insurance Services, Inc.	California

Fidelity National Loan Portfolio Services, Inc.	California

Fidelity National Management Services, LLC	Delaware

Fidelity National Property and Casualty Insurance Company	New York

Fidelity National Tax Service, Inc.	California

Fidelity National Title Agency, Inc.	Arizona

Fidelity National Title Agency of Nevada, Inc.	Nevada

Fidelity National Title Agency of Pinal County, Inc.	Arizona

Fidelity National Title and Abstract, Inc.	Maryland

Fidelity National Title and Escrow of Hawaii, Inc.	Hawaii

Fidelity National Title Company	California

Fidelity National Title Company of California	California

Fidelity National Title Company of Oregon	Oregon

Fidelity National Title Company of Washington, Inc.	Washington

Fidelity National Title Insurance Agency of Coconino	Arizona

Fidelity National Title Insurance Company	California

Fidelity Output Solutions, LP	Texas

Fidelity Participations, Inc.	California

Fidelity Residential Solutions, Inc.	Kansas

Fidelity Supply, LP	Texas

Fidelity Wholesale Banking Solutions, Inc.	New York

Financial ServiceSolutions Information Systems, LLC (50%)	Delaware

Financial ServiceSolutions, LLC (50%)	Delaware

First National Financial Title Services of Alabama, Inc.	Alabama

First Partners Title Agency, LLC (52.56%)	Ohio

First Title Corporation	Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express
Title and Escrow)

First Title Corporation of Alabama, Inc.	Alabama

FIS Holding, LLC	Delaware

FIS Management Services, LLC	Delaware

Florida Title Insurance Professionals, LLC (10%)	Florida

Florida West Title, LLC (10%)	Florida

FNF Canada Company	Canada

FNF Capital, Inc.	Delaware

FNF Capital, LLC (75%)	California

FNF Escrow Holdings, LLC	California

FNF Escrow Holdings II, LLC	California

FNF Escrow Holdings III, LLC	California

FNF Funding X, LLC	Delaware

FNF Holding, LLC	Delaware

FNF Intellectual Property Holdings, Inc.	Delaware

FNF National Record Centers, Inc.	Delaware

FNF Title Reinsurance Company	Vermont

FNIS Flood Group, LLC	Delaware

FNIS Flood of California, LLC	Delaware

FNIS Flood Services, L.P.	Delaware
(d/b/a LSI Flood Services)

FNIS Holding, LLC	Delaware

FNIS Intellectual Property Holdings, Inc.	Delaware

FNIS MLS Services, Inc.	Delaware

FNIS Services, Inc.	Delaware

FNL Management Corporation	Delaware

FNT Real Estate Coordinators, LLC	New Jersey

FNTIC Properties	California

Focus Title, LLC (10%)	Florida

Foreclosure Management Services, Inc.	New Jersey

Fortuna Service Company, LLC	California

Franchise Resale Consultants, LLC (25%)	Delaware

Fuentes and Kreischer Title Company	Florida

Gateway Financial Services, Inc.	Missouri

Gemini Escrow Services, Inc. (51%)	California

GeoSure, Inc.	Delaware

GeoSure, L.P.	New York

Geotrac, Inc.	Delaware

GFS Holdings Co.	Delaware

GIT Holding Company, Inc. (60%)	Illinois

Granite Title Company, LLC (12%)	Texas

Greater Illinois Title Company, Inc. (60%)	Illinois

Great Northern Title Agency, LLC (52.10%)	Ohio

Grundy Pioneer Title Company	Illinois

Hansen Quality, LLC	California

Harbor Holdings Co. (5%)	Florida

Heritage American Insurance Services, Inc.	California

Heritage Title Company	Texas

HomeBuilders Financial Network, LLC (75%)	Delaware

HomeBuilders Investment, LLC (75%)	Delaware

HomeBuyers Mortgage Network, LLC (75%)	Florida

HomeOwnershipTeam.com, Inc.	California

Homesold	California
(d/b/a Real Property Marketing and d/b/a Professional
Agent Referral)

HQ Holding Corporation	Delaware

iLumin Corporation (12.3%)	Delaware

Imaged Library Co., L.L.C. (29.79%)	Washington

Indiana Residential Nominee Services, LLC	Indiana

I-Net Reinsurance Limited	Turks & Caicos Island

Integrity Title Agency of Ohio & Michigan, Ltd. (25.05%)	Ohio

InterCept Communications Technologies, Inc.	Georgia

InterCept Data Services, Inc.	Alabama

InterCept, Inc.	Georgia

InterCept Services, LLC	Georgia

InterCept TX I, LLC	Georgia

Interfirst Escrow, Inc. (51%)	California

International Data Management Corporation	California

Investment Property Exchange Services, Inc.	California

Iowa Land Services Company	Iowa

Island Title Company	Washington

Kensington Development Corporation	California

Kordoba GmbH & Co. KG (74.9%)	Germany

Kordoba Verwaltungs GmbH	Germany

Lake County Trust Company	Indiana

Lake First Title Agency, LLC (50.1%)	Ohio

Lakeland Title Services, Inc.	Wisconsin

Land Title Company of Kitsap County (44.58%)	Washington

Landmark REO Management Services, Inc.	Kansas

LaSalle County Title Company, L.L.C. (80%)	Illinois

LC Investment Corporation	Indiana

L/D Exchange, Inc.	Delaware

Legacy Title Company	California

Lender’s Service Title Agency, Inc.	Ohio

Lenders Title Agency, LLC (50.1%)	Ohio

Lexington Capital Corporation	Illinois

Liberty National Title, LLC (25%)	Florida

Liberty Title Agency, Inc. (51%)	Arizona

LRT Record Services, Inc.	Texas
(d/b/a Land Records of Texas)

LSI Alabama, LLC	Alabama

LSI Appraisal, LLC	Delaware

LSI Maryland, Inc.	Maryland

LSI Title Agency, Inc.	Illinois

LSI Title Company	California

LSI Title Company of California	California

LSI Title Company of Oregon, LLC	Oregon

Maine Residential Nominee Services, LLC	Maine

Manchester Development Corporation	California
(d/b/a Orion Realty Group)

Market Intelligence, LLC	Massachusetts
(d/b/a LSI Market Intelligence)

Massachusetts Residential Nominee Services, LLC	Massachusetts

MBBWare, Inc.	Alabama

McHenry County Title Company	Illinois

McLean County Title Company	Illinois

McNamara, Inc.	Nevada

MGEN Intellectual Property Holdings, Inc.	Delaware

MGEN Services Corp.	Delaware

MH Mortgage, LLC (50%)	Texas

Micro General, LLC	Delaware

Midwest Title Company	Delaware

Moore Public Records Information, Inc.	Delaware

Morningside Corporation	Missouri

National Alliance Marketing Group, Inc.	California

National Residential Nominee Services Inc.	Delaware

National Safe Harbor Exchanges	California

National Title Company of Fresno County (51%)	California

National Title Company of San Francisco (51%)	California

National Title Company of Southern California (51%)	California

National Title Company of Ventura County (51%)	California

National Title Insurance of New York Inc.	New York

National Title Insurance Services, Inc.	North Carolina

National Underwriting Services, LLC (75%)	Delaware

Nations Title Insurance of New York Inc.	New York

NewInvoice, LLC (80%)	Georgia

Northwest Equities, Inc.	Texas
(d/b/a NW Equities)

NRC Insurance Services, Inc.	North Carolina

NRT Title Agency, LLC (30%)	Delaware

On-Line Financial Services, Inc.	Illinois

OnePointCity, LLC	Ohio

Pacific American Property Exchange Corporation	California

Palm Beach Joint Title Plant, Inc. (12.5%)	Florida

Pioneer Land, LLC (51%)	New York

Pioneer Land Services, LLC (51%)	New York

Premier National Title Company	California

Principal Title Company, Ltd. (5%)	Texas

Professional Escrow, Inc.	Oregon

Profile Partners GP, L.P. (30%)	Delaware

Profile Venture Partners Capital Fund I LP (64.74%)	Delaware

ProImage, Inc. (66 2/3%)	Georgia

Property Insight, LLC	California

Pro-Soft, Inc.	Pennsylvania

Prospect Office Partners, LP	California

PVP Advisors, LLC (62%)	Delaware

PVP Management, LLC	Delaware

RealEC Technologies, Inc. (56.31%)	California

Real Estate Index, Inc.	Illinois

RealInfo, L.L.C. (50%)	Illinois

Real Living Title Agency, Ltd. (45.1%)	Ohio

RealtyCheck.com, LLC	Michigan

Recodat Co. (25%)	Ohio

Referral Connection, LLC	North Carolina

Rio Grande Title Company, Inc. (20%)	New Mexico

Risco, Inc.	Kansas

Rocky Mountain Aviation, Inc.	Arizona

Rocky Mountain Printing Services, Inc.	California

Rocky Mountain Support Services, Inc.	Arizona

Saddleback Title Company (51%)	California

San Joaquin Title Company	California

Sanchez Advisors, LLC	Delaware

Sanchez Computer Associates, Inc.	Canada

Sanchez Computer Associates International, Inc.	Delaware

Sanchez Computer Associates, LLC	Delaware

Sanchez Computer Associates, Polska Sp.z.o.o	Poland

Sanchez Computer Associates Pty Limited	Australia

Sanchez Data Systems, Inc.	Delaware

Sanchez FSC, Inc.	Barbados

Sanchez Software, Ltd.	Delaware

S.D.C. Title Agency, LLC (50.1%)	Ohio

Security Title Agency, Inc.	Arizona

Security Title Company, LLC	Wisconsin

Security Union Insurance Services, Inc.	California

Security Union Title Insurance Company	California

Sentry Service Systems, Inc.	Arizona

S-K-L-D Title Services, Inc. (12.9%)	Colorado

SoftPro Merger Corp.	California

Southeast Funding Title Associates, LLC (10%)	Florida

Spring Service Corporation	California

Spring Service Texas, Inc.	Texas

STARS Credit Services, LLC (42.5%)	Delaware

Statewide Settlement Services, LLC (25%)	Ohio

Strategic Property Investments, Inc.	Delaware

SunCoast Team Title, LLC (10%)	Florida

Sunrise Research Corp.	New York

Superior Data Services, Inc.	New York

SWT Holding, LLC	Texas

Tam Title & Escrow, LLC (10%)	Tennessee

Ten Thirty-One, L.L.C.	Oregon

The Album CD, LLC (66 2/3%)	Delaware

The Maryland Title Guarantee Company	Maryland

The Title Company of Canada, Ltd.	Ontario, Canada

The Title Guarantee Company	Maryland

Third Millenium Title Agency, LLC (50.1%)	Ohio

Ticor Financial Company	California

Ticor Insurance Services, Inc.	California

Ticor Services, LLC	Delaware

Ticor Title Abstract of New York, Inc.	New York

Ticor Title Agency of Arizona, Inc.	Arizona

Ticor Title Company	Washington

Ticor Title Company of California	California

Ticor Title Company of Oregon	Oregon

Ticor Title Consultants Ltd.	Canada

Ticor Title Insurance Company	California

Ticor Title Insurance Company Ltd.	England

Ticor Title Insurance Company of Florida	Florida

Ticor Title of Nevada, Inc.	Nevada

Ticor Title of Washington, Inc.	Washington

Title Accounting Services Corporation	Illinois

Title America, LLC (50.1%)	Ohio

Title and Trust Company	Idaho

Title Data, Inc. (5.6%)	Texas

Title Info Now, LLC (14.29%)	Minnesota

Title Insurance and Escrow Services, Inc.	Oregon

Title Reinsurance Company (36.18%)	Vermont

Title Services, Inc.	Tennessee

Title-Tax, Inc.	California

TPO, Inc.	Oklahoma

Tri County Title Plant Association (37.5%)	Oregon

TSNY Agency of New York City, Inc. (d/b/a Title Services)	New York

TT Acquisition Corp.	Texas
(d/b/a Texas Taxes)

United Financial Management Company	Nevada

United Land Title Agency, LLC (50.1%)	Ohio

United Title of Nevada, Inc.	Nevada

UTC Capital Group, Inc.	Texas

Vermont Residential Nominee Services, LLC	Vermont

Villager Title, LLC (10%)	Florida

Vista DMS, Inc.	Delaware

Vista Environmental Information, Inc.	Delaware

Washington Title Company	Washington

Welles Bowen Title Agency, LLC (50.1%)	Ohio

Wentworth Title Agency, LLC (20%)	Florida

West Point Appraisal Services, Inc.	California

West Point Properties, Inc.	California

Western Financial Trust Company	California

Yuma Title Agency, Inc.	Arizona

Yuma Title and Trust Company	Arizona